Exhibit 99.1

FOR IMMEDIATE RELEASE

Point Blank Solutions to Explore Strategic Alternatives

Pompano Beach, FL, July 8, 2010 – Point Blank Solutions, Inc. (the “Company”) (OTC-BB: PBSOQ), a leader in the field of protective body armor, today announced plans to explore strategic alternatives, which includes a sale process, pursuant to Section 363 of Chapter 11 of the United States Bankruptcy Code.  The Company, with the support of its financial advisor CRG Partners Group LLC, will be exploring various strategic options in an effort to enhance the Company’s financial position and generate the highest value for all constituents.

On April 14, 2010, the Company and its subsidiaries filed voluntary petitions for Chapter 11 reorganization in the U.S. Bankruptcy Court in Delaware (the “Court”).  Concurrent with that filing, the Company announced that it had reached an agreement for up to $20.0 million of Debtor-in-Possession (“DIP”) financing, which was approved by the Court and provides the Company with sufficient working capital to continue to meet its current contractual obligations.  As previously disclosed, the decision to file for Chapter 11 protection was driven primarily by continued expenses associated with legacy issues from former management and the lack of financing available to the Company at that time, after extensive efforts to find additional sources of financing.

James R. Henderson, the Company’s CEO stated, “We have begun a process to explore any and all strategic alternatives that will generate the highest value for all our stakeholders while at the same time, positively position our Company for the future.  Since we began our restructuring, we have stayed true to our word that it is business as usual at Point Blank.  We continue to receive orders across our customer base, are delivering high quality products on time and are realizing the benefit of supply chain and manufacturing improvements.  I am proud of our employees and their ongoing commitment to the Company, and our customers and partners.”

The Company’s bankruptcy counsel is Pachulski Stang Ziehl & Jones LLP.

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets.  The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, the Company believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.  The Company maintains facilities in Pompano Beach, FL and Jacksboro, TN.  To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

SAFE HARBOR STATEMENT
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (3) ADDITIONAL FINANCING REQUIREMENTS, (4) DEVELOPMENT OF NEW PRODUCTS, (5) GOVERNMENT APPROVAL AND CONTRACTING PROCESSES, (6) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (7) TECHNOLOGICAL CHANGES, (8) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (9) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (10) TURNOVER IN THE COMPANY'S SENIOR MANAGEMENT, (11) UNCERTAINTIES ASSOCIATED WITH THE REORGANIZATION PROCESS AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN "RISK FACTORS," IN THE COMPANY'S PERIODIC REPORTS ON FORMS 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

Company Contact:
Glenn Wiener
212-786-6011

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